AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Third Quarter			Nine-Month Period
	2018	2017 As Adjusted	Percent Change	2018	2017 As Adjusted	Percent Change
Operating Revenues
Service	$41,297	$36,378	13.5%	$109,849	$109,372	0.4%
Equipment	4,442	3,290	35.0%	12,914	9,498	36.0%
Total Operating Revenues	45,739	39,668	15.3%	122,763	118,870	3.3%

Operating Expenses
Cost of revenues
Equipment	4,828	4,191	15.2%	14,053	12,177	15.4%
Broadcast, programming and operations	7,227	5,284	36.8%	17,842	15,156	17.7%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	8,651	9,694	(10.8)%	24,215	28,551	(15.2)%
Selling, general and administrative	9,598	8,650	11.0%	26,179	25,981	0.8%
Depreciation and amortization	8,166	6,042	35.2%	20,538	18,316	12.1%
Total Operating Expenses	38,470	33,861	13.6%	102,827	100,181	2.6%
Operating Income	7,269	5,807	25.2%	19,936	18,689	6.7%
Interest Expense	(2,051)	(1,686)	21.6%	(5,845)	(4,374)	33.6%
Equity in Net Income (Loss) of Affiliates	(64)	11	-%	(71)	(148)	52.0%
Other Income (Expense) - Net	1,053	842	25.1%	5,108	2,255	-%
Income Before Income Taxes	6,207	4,974	24.8%	19,128	16,422	16.5%
Income Tax Expense	1,391	1,851	(24.9)%	4,305	5,711	(24.6)%
Net Income	4,816	3,123	54.2%	14,823	10,711	38.4%
Less: Net Income Attributable to Noncontrolling Interest	(98)	(94)	(4.3)%	(311)	(298)	(4.4)%
Net Income Attributable to AT&T	$4,718	$3,029	55.8%	$14,512	$10,413	39.4%

Basic Earnings Per Share Attributable to AT&T	$0.65	$0.49	32.7%	$2.19	$1.69	29.6%
Weighted Average Common Shares Outstanding (000,000)	7,284	6,162	18.2%	6,603	6,164	7.1%

Diluted Earnings Per Share Attributable to AT&T	$0.65	$0.49	32.7%	$2.19	$1.69	29.6%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,320	6,182	18.4%	6,630	6,184	7.2%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Sep. 30,	Dec. 31,
	2018	2017
Assets
Current Assets
Cash and cash equivalents	$8,657	$50,498
Accounts receivable - net of allowances for doubtful accounts of $845 and $663	26,312	16,522
Prepaid expenses	1,860	1,369
Other current assets	16,278	10,757
Total current assets	53,107	79,146
Noncurrent Inventories and Theatrical Film and Television Production Costs	7,221	-
Property, Plant and Equipment - Net	130,348	125,222
Goodwill	146,475	105,449
Licenses	96,077	96,136
Trademarks and Trade Names - Net	24,389	7,021
Distribution Networks	16,962	-
Other Intangible Assets - Net	28,673	11,119
Investments in and Advances to Equity Affiliates	6,128	1,560
Other Assets	25,490	18,444
Total Assets	$534,870	$444,097

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$14,905	$38,374
Accounts payable and accrued liabilities	39,375	34,470
Advanced billing and customer deposits	6,045	4,213
Accrued taxes	1,460	1,262
Dividends payable	3,635	3,070
Total current liabilities	65,420	81,389
Long-Term Debt	168,513	125,972
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	60,495	43,207
Postemployment benefit obligation	28,981	31,775
Other noncurrent liabilities	26,490	19,747
Total deferred credits and other noncurrent liabilities	115,966	94,729
Stockholders' Equity
Common stock	7,621	6,495
Additional paid-in capital	125,706	89,563
Retained earnings	57,624	50,500
Treasury stock	(12,486)	(12,714)
Accumulated other comprehensive income	5,383	7,017
Noncontrolling interest	1,123	1,146
Total stockholders' equity	184,971	142,007
Total Liabilities and Stockholders' Equity	$534,870	$444,097

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Nine-Month Period
	2018	2017 As Adjusted
Operating Activities
Net income	$14,823	$10,711
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20,538	18,316
Amortization of film and television costs	1,608	-
Undistributed earnings from investments in equity affiliates	312	171
Provision for uncollectible accounts	1,240	1,216
Deferred income tax expense	2,934	3,254
Net (gain) loss from sale of investments, net of impairments	(501)	(114)
Actuarial (gain) loss on pension and postretirement benefits	(2,726)	(259)
Changes in operating assets and liabilities:
Accounts receivable	(1,018)	(652)
Other current assets, inventories and theatrical film and television production costs	(2,729)	(106)
Accounts payable and other accrued liabilities	(1,385)	(1,437)
Equipment installment receivables and related sales	220	451
Deferred customer contract acquisition and fulfillment costs	(2,657)	(1,102)
Retirement benefit funding	(420)	(420)
Other - net	1,283	(1,556)
Total adjustments	16,699	17,762
Net Cash Provided by Operating Activities	31,522	28,473

Investing Activities
Capital expenditures:
Purchase of property and equipment	(16,695)	(15,756)
Interest during construction	(404)	(718)
Acquisitions, net of cash acquired	(43,116)	1,154
Dispositions	983	56
(Purchases) sales of securities, net	(234)	235
Advances to and investments in equity affiliates, net	(1,021)	-
Cash collections of deferred purchase price	500	665
Net Cash Used in Investing Activities	(59,987)	(14,364)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	1	(2)
Issuance of other short-term borrowings	4,852	-
Repayment of other short-term borrowings	(2,147)	-
Issuance of long-term debt	38,325	46,761
Repayment of long-term debt	(43,579)	(10,309)
Purchase of treasury stock	(577)	(460)
Issuance of treasury stock	359	26
Dividends paid	(9,775)	(9,030)
Other	(1,138)	1,716
Net Cash (Used in) Provided by Financing Activities	(13,679)	28,702
Net (decrease) increase in cash and cash equivalents and restricted cash	(42,144)	42,811
Cash and cash equivalents and restricted cash beginning of year	50,932	5,935
Cash and Cash Equivalents and Restricted Cash End of Period	$8,788	$48,746

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2018	2017	Change	2018	2017	Change
Capital expenditures
Purchase of property and equipment	$5,736	$5,006	14.6%	$16,695	$15,756	6.0%
Interest during construction	137	245	(44.1)%	404	718	(43.7)%
Total Capital Expenditures	$5,873	$5,251	11.8%	$17,099	$16,474	3.8%

Dividends Declared per Share	$0.50	$0.49	2.0%	$1.50	$1.47	2.0%

End of Period Common Shares Outstanding (000,000)				7,270	6,139	18.4%
Debt Ratio				49.8%	56.4%	(660)	BP
Total Employees				269,280	256,800	4.9%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				Nine-Month Period		Percent
				2018	2017	Change
Wireless Subscribers
Domestic				150,252	138,445	8.5%
Mexico				17,305	13,779	25.6%
Total Wireless Subscribers				167,557	152,224	10.1%

Total Branded Wireless Subscribers				110,982	105,717	5.0%

Video Connections
Domestic				25,176	25,110	0.3%
Latin America				13,640	13,490	1.1%
Total Video Connections				38,816	38,600	0.6%

Broadband Connections
IP				14,744	14,384	2.5%
DSL				1,002	1,331	(24.7)%
Total Broadband Connections				15,746	15,715	0.2%

Voice Connections
Network Access Lines				10,399	12,249	(15.1)%
U-verse VoIP Connections				5,274	5,774	(8.7)%
Total Retail Voice Connections				15,673	18,023	(13.0)%

	Third Quarter		Percent	Nine-Month Period		Percent
	2018	2017	Change	2018	2017	Change
Wireless Net Additions
Domestic	3,363	2,341	43.7%	9,057	6,717	34.8%
Mexico	907	697	30.1%	2,206	1,806	22.1%
Total Wireless Net Additions	4,270	3,038	40.6%	11,263	8,523	32.1%

Total Branded Wireless Net Additions	1,213	1,173	3.4%	3,351	2,812	19.2%

Video Net Additions
Domestic	(296)	(90)	-%	(93)	(450)	79.3%
Latin America	(73)	(132)	44.7%	52	(97)	-%
Total Video Net Additions	(369)	(222)	(66.2)%	(41)	(547)	92.5%

Broadband Net Additions
IP	35	150	(76.7)%	257	520	(50.6)%
DSL	(60)	(121)	50.4%	(230)	(410)	43.9%
Total Broadband Net Additions	(25)	29	-%	27	110	(75.5)%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom, video and broadband services to consumers located in the U.S. or in U.S. territories and businesses globally. The Communications segment contains three reporting units: Mobility, Entertainment Group, and Business Wireline.

Segment Results
Dollars in millions
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2018	2017	Change	2018	2017	Change
Segment Operating Revenues
Mobility	$17,938	$17,370	3.3%	$52,575	$51,922	1.3%
Entertainment Group	11,589	12,467	(7.0)%	34,498	37,435	(7.8)%
Business Wireline	6,703	7,278	(7.9)%	20,100	21,911	(8.3)%
Total Segment Operating Revenues	36,230	37,115	(2.4)%	107,173	111,268	(3.7)%

Segment Operating Contribution
Mobility	5,603	5,333	5.1%	16,267	15,929	2.1%
Entertainment Group	1,104	1,283	(14.0)%	3,888	4,470	(13.0)%
Business Wireline	1,475	1,455	1.4%	4,468	4,422	1.0%
Total Segment Operating Contribution	$8,182	$8,071	1.4%	$24,623	$24,821	(0.8)%

Mobility
Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	Third Quarter		Percent		Nine-Month Period		Percent
	2018	2017	Change		2018	2017	Change
Operating Revenues
Service	$13,989	$14,475	(3.4)%		$41,074	$43,414	(5.4)%
Equipment	3,949	2,895	36.4%		11,501	8,508	35.2%
Total Operating Revenues	17,938	17,370	3.3%		52,575	51,922	1.3%

Operating Expenses
Operations and support	10,255	10,029	2.3%		30,020	30,005	-%
Depreciation and amortization	2,079	2,008	3.5%		6,287	5,988	5.0%
Total Operating Expenses	12,334	12,037	2.5%		36,307	35,993	0.9%
Operating Income	5,604	5,333	5.1%		16,268	15,929	2.1%
Equity in Net Income (Loss) of Affiliates	(1)	-	-%		(1)	-	-%
Operating Contribution	$5,603	$5,333	5.1%		$16,267	$15,929	2.1%

Operating Income Margin	31.2%	30.7%	50	BP	30.9%	30.7%	20	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					Nine-Month Period		Percent
					2018	2017	Change
Mobility Subscribers
Postpaid					76,996	77,034	-%
Prepaid					16,894	15,136	11.6%
Branded					93,890	92,170	1.9%
Reseller					8,183	9,877	(17.2)%
Connected Devices					48,179	36,398	32.4%
Total Mobility Subscribers					150,252	138,445	8.5%

	Third Quarter		Percent		Nine-Month Period		Percent
	2018	2017	Change		2018	2017	Change
Mobility Net Additions
Postpaid	(232)	134	-%		(110)	83	-%
Prepaid	570	324	75.9%		1,264	873	44.8%
Branded	338	458	(26.2)%		1,154	956	20.7%
Reseller	(434)	(391)	(11.0)%		(1,266)	(1,341)	5.6%
Connected Devices	3,459	2,274	52.1%		9,169	7,102	29.1%
Total Mobility Net Additions	3,363	2,341	43.7%		9,057	6,717	34.8%

Branded Churn	1.70%	1.70%	-	BP	1.62%	1.66%	(4)	BP
Postpaid Churn	1.17%	1.06%	11	BP	1.08%	1.06%	2	BP
Postpaid Phone-Only Churn	0.93%	0.84%	9	BP	0.87%	0.84%	3	BP

Entertainment Group

Entertainment Group provides video, including over-the-top (OTT) services, broadband and voice communication services primarily to residential customers. This business unit also sells advertising on DIRECTV and U-verse distribution platforms.

Entertainment Group Results
Dollars in millions
Unaudited	Third Quarter		Percent		Nine-Month Period		Percent
	2018	2017	Change		2018	2017	Change
Operating Revenues
Video entertainment	$8,283	$9,052	(8.5)%		$24,681	$26,967	(8.5)%
High-speed internet	2,045	1,916	6.7%		5,904	5,784	2.1%
Legacy voice and data services	740	913	(18.9)%		2,317	2,889	(19.8)%
Other service and equipment	521	586	(11.1)%		1,596	1,795	(11.1)%
Total Operating Revenues	11,589	12,467	(7.0)%		34,498	37,435	(7.8)%

Operating Expenses
Operations and support	9,155	9,804	(6.6)%		26,623	28,711	(7.3)%
Depreciation and amortization	1,331	1,379	(3.5)%		3,986	4,254	(6.3)%
Total Operating Expenses	10,486	11,183	(6.2)%		30,609	32,965	(7.1)%
Operating Income	1,103	1,284	(14.1)%		3,889	4,470	(13.0)%
Equity in Net Income (Loss) of Affiliates	1	(1)	-%		(1)	-	-%
Operating Contribution	$1,104	$1,283	(14.0)%		$3,888	$4,470	(13.0)%

Operating Income Margin	9.5%	10.3%	(80)	BP	11.3%	11.9%	(60)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					Nine-Month Period		Percent
					2018	2017	Change
Video Connections
Satellite					19,625	20,605	(4.8)%
U-verse					3,669	3,691	(0.6)%
DIRECTV NOW					1,858	787	-%
Total Video Connections					25,152	25,083	0.3%

Broadband Connections
IP					13,723	13,367	2.7%
DSL					718	964	(25.5)%
Total Broadband Connections					14,441	14,331	0.8%

Voice Connections
Retail Consumer Switched Access Lines					4,144	4,996	(17.1)%
U-verse Consumer VoIP Connections					4,757	5,337	(10.9)%
Total Retail Consumer Voice Connections					8,901	10,333	(13.9)%

	Third Quarter		Percent		Nine-Month Period		Percent
	2018	2017	Change		2018	2017	Change
Video Net Additions[1]
Satellite	(359)	(251)	(43.0)%		(833)	(407)	-%
U-verse	13	(134)	-%		38	(562)	-%
DIRECTV NOW	49	296	(83.4)%		703	520	35.2%
Total Video Net Additions	(297)	(89)	-%		(92)	(449)	79.5%

Broadband Net Additions
IP	31	125	(75.2)%		261	479	(45.5)%
DSL	(45)	(96)	53.1%		(170)	(327)	48.0%
Total Broadband Net Additions	(14)	29	-%		91	152	(40.1)%
[1] Includes the impact of customers that migrated to DIRECTV NOW.

Business Wireline

Business Wireline unit provides advanced IP-based services, as well as traditional data services to business customers.

Business Wireline Results
Dollars in millions
Unaudited	Third Quarter		Percent		Nine-Month Period		Percent
	2018	2017	Change		2018	2017	Change
Operating Revenues
Strategic services	$3,059	$3,018	1.4%		$9,168	$8,880	3.2%
Legacy voice and data services	2,615	3,343	(21.8)%		8,176	10,314	(20.7)%
Other service and equipment	1,029	917	12.2%		2,756	2,717	1.4%
Total Operating Revenues	6,703	7,278	(7.9)%		20,100	21,911	(8.3)%

Operating Expenses
Operations and support	4,030	4,635	(13.1)%		12,084	13,906	(13.1)%
Depreciation and amortization	1,197	1,189	0.7%		3,547	3,583	(1.0)%
Total Operating Expenses	5,227	5,824	(10.3)%		15,631	17,489	(10.6)%
Operating Income	1,476	1,454	1.5%		4,469	4,422	1.1%
Equity in Net Income (Loss) of Affiliates	(1)	1	-%		(1)	-	-%
Operating Contribution	$1,475	$1,455	1.4%		$4,468	$4,422	1.0%

Operating Income Margin	22.0%	20.0%	200	BP	22.2%	20.2%	200	BP

Business Solutions

As a supplemental presentation to our Communications segment operating results, we are providing a view of our AT&T Business Solutions results which includes both wireless and fixed operations. This combined view presents a complete profile of the entire business customer relationship, and underscores the importance of mobile solutions to serving our business customers.

Business Solutions Results
Dollars in millions
Unaudited	Third Quarter		Percent		Nine-Month Period		Percent
	2018	2017	Change		2018	2017	Change
Operating Revenues
Wireless service	$1,877	$2,023	(7.2)%		$5,497	$6,030	(8.8)%
Strategic services	3,059	3,018	1.4%		9,168	8,880	3.2%
Legacy voice and data services	2,615	3,343	(21.8)%		8,176	10,314	(20.7)%
Other service and equipment	1,029	917	12.2%		2,756	2,717	1.4%
Wireless equipment	590	340	73.5%		1,752	988	77.3%
Total Operating Revenues	9,170	9,641	(4.9)%		27,349	28,929	(5.5)%

Operating Expenses
Operations and support	5,598	6,096	(8.2)%		16,808	18,147	(7.4)%
Depreciation and amortization	1,499	1,466	2.3%		4,444	4,409	0.8%
Total Operating Expenses	7,097	7,562	(6.1)%		21,252	22,556	(5.8)%
Operating Income	2,073	2,079	(0.3)%		6,097	6,373	(4.3)%
Equity in Net Income (Loss) of Affiliates	(1)	-	-%		(1)	-	-%
Operating Contribution	$2,072	$2,079	(0.3)%		$6,096	$6,373	(4.3)%

Operating Income Margin	22.6%	21.6%	100	BP	22.3%	22.0%	30	BP

WARNERMEDIA SEGMENT

The WarnerMedia segment develops, produces and distributes feature films, television, gaming and other content in various physical and digital formats globally. Results from AT&T's Regional Sports Network (RSN) and Otter Media Holdings are also included in the WarnerMedia segment. The WarnerMedia segment contains three business units: Turner, Home Box Office, and Warner Bros.

Segment Results
Dollars in millions
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2018	2017	Change	2018	2017	Change
Segment Operating Revenues
Turner	$2,988	$107	-%	$3,767	$323	-%
Home Box Office	1,644	-	-%	1,925	-	-%
Warner Bros.	3,720	-	-%	4,227	-	-%
Eliminations and other	(148)	-	-%	(210)	-	-%
Total Segment Operating Revenues	8,204	107	-%	9,709	323	-%

Segment Operating Contribution
Turner	1,449	22	-%	1,802	79	-%
Home Box Office	630	-	-%	734	-	-%
Warner Bros.	553	-	-%	642	-	-%
Eliminations and other	(104)	(20)	-%	(186)	(58)	-%
Total Segment Operating Contribution	$2,528	$2	-%	$2,992	$21	-%

Turner

Turner is comprised of the WarnerMedia businesses managed by Turner as well as our RSN. This business unit creates and programs branded news, entertainment, sports and kids multi-platform content that is sold to various distribution affiliates. Turner also sells advertising on its networks and digital properties.

Turner Results
Dollars in millions
Unaudited	Third Quarter		Percent		Nine-Month Period		Percent
	2018	2017	Change		2018	2017	Change
Operating Revenues
Subscription	$1,855	$90	-%		$2,363	$271	-%
Advertising	944	17	-%		1,181	52	-%
Content and other	189	-	-%		223	-	-%
Total Operating Revenues	2,988	107	-%		3,767	323	-%

Operating Expenses
Operations and support	1,487	97	-%		1,933	273	-%
Depreciation and amortization	59	1	-%		71	3	-%
Total Operating Expenses	1,546	98	-%		2,004	276	-%
Operating Income	1,442	9	-%		1,763	47	-%
Equity in Net Income of Affiliates	7	13	(46.2)%		39	32	21.9%
Operating Contribution	$1,449	$22	-%		$1,802	$79	-%

Operating Income Margin	48.3%	8.4%	-	BP	46.8%	14.6%	-	BP

Home Box Office

Home Box Office consists of premium pay television and OTT services domestically and premium pay, basic tier television and OTT services internationally, as well as content licensing and home entertainment.

Home Box Office Results
Dollars in millions
Unaudited	Third Quarter		Percent		Nine-Month Period		Percent
	2018	2017	Change		2018	2017	Change
Operating Revenues
Subscription	$1,517	$-	-%		$1,787	$-	-%
Content and other	127	-	-%		138	-	-%
Total Operating Revenues	1,644	-	-%		1,925	-	-%

Operating Expenses
Operations and support	991	-	-%		1,162	-	-%
Depreciation and amortization	25	-	-%		30	-	-%
Total Operating Expenses	1,016	-	-%		1,192	-	-%
Operating Income	628	-	-%		733	-	-%
Equity in Net Income of Affiliates	2	-	-%		1	-	-%
Operating Contribution	$630	$-	-%		$734	$-	-%

Operating Income Margin	38.2%	-%	-	BP	38.1%	-%	-	BP

Warner Bros.

Warner Bros. consists of the production, distribution and licensing of television programming and feature films, the distribution of home entertainment products and the production and distribution of games.

Warner Bros. Results
Dollars in millions
Unaudited	Third Quarter		Percent		Nine-Month Period		Percent
	2018	2017	Change		2018	2017	Change
Operating Revenues
Theatrical product	$1,694	$-	-%		$1,917	$-	-%
Television product	1,591	-	-%		1,794	-	-%
Games and other	435	-	-%		516	-	-%
Total Operating Revenues	3,720	-	-%		4,227	-	-%

Operating Expenses
Operations and support	3,104	-	-%		3,507	-	-%
Depreciation and amortization	40	-	-%		54	-	-%
Total Operating Expenses	3,144	-	-%		3,561	-	-%
Operating Income	576	-	-%		666	-	-%
Equity in Net Income (Loss) of Affiliates	(23)	-	-%		(24)	-	-%
Operating Contribution	$553	$-	-%		$642	$-	-%

Operating Income Margin	15.5%	-%	-	BP	15.8%	-%	-	BP

LATIN AMERICA SEGMENT

The Latin America segment provides entertainment and wireless service outside of the U.S. Our international subsidiaries conduct business in their local currency and operating results are converted to U.S. dollars using official exchange rates. The Latin America segment contains two business units: Vrio and Mexico.

Segment Results
Dollars in millions
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2018	2017	Change	2018	2017	Change
Segment Operating Revenues
Vrio	$1,102	$1,363	(19.1)%	$3,710	$4,065	(8.7)%
Mexico	731	736	(0.7)%	2,099	1,989	5.5%
Total Segment Operating Revenues	1,833	2,099	(12.7)%	5,809	6,054	(4.0)%

Segment Operating Contribution
Vrio	66	99	(33.3)%	281	362	(22.4)%
Mexico	(267)	(224)	(19.2)%	(743)	(619)	(20.0)%
Total Segment Operating Contribution	$(201)	$(125)	(60.8)%	$(462)	$(257)	(79.8)%

Vrio

Vrio provides entertainment services to customers utilizing satellite technology in Latin America and the Caribbean.

Vrio Results
Dollars in millions
Unaudited	Third Quarter		Percent		Nine-Month Period		Percent
	2018	2017	Change		2018	2017	Change
Operating Revenues	$1,102	$1,363	(19.1)%		$3,710	$4,065	(8.7)%

Operating Expenses
Operations and support	877	1,075	(18.4)%		2,894	3,123	(7.3)%
Depreciation and amortization	168	206	(18.4)%		559	642	(12.9)%
Total Operating Expenses	1,045	1,281	(18.4)%		3,453	3,765	(8.3)%
Operating Income	57	82	(30.5)%		257	300	(14.3)%
Equity in Net Income of Affiliates	9	17	(47.1)%		24	62	(61.3)%
Operating Contribution	$66	$99	(33.3)%		$281	$362	(22.4)%

Operating Income Margin	5.2%	6.0%	(80)	BP	6.9%	7.4%	(50)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					Nine-Month Period		Percent
					2018	2017	Change
Vrio Satellite Subscribers					13,640	13,490	1.1%

	Third Quarter				Nine-Month Period
	2018	2017			2,018	2,017
Vrio Satellite Net Subscriber Additions	(73)	(132)	44.7%		52	(97)	-%

Mexico
Mexico provides wireless services and equipment to customers in Mexico.

Mexico Results
Dollars in millions
Unaudited	Third Quarter		Percent		Nine-Month Period		Percent
	2018	2017	Change		2018	2017	Change
Operating Revenues
Wireless service	$440	$536	(17.9)%		$1,261	$1,546	(18.4)%
Wireless equipment	291	200	45.5%		838	443	89.2%
Total Operating Revenues	731	736	(0.7)%		2,099	1,989	5.5%

Operating Expenses
Operations and support	869	862	0.8%		2,459	2,345	4.9%
Depreciation and amortization	129	98	31.6%		383	263	45.6%
Total Operating Expenses	998	960	4.0%		2,842	2,608	9.0%
Operating Income (Loss)	(267)	(224)	(19.2)%		(743)	(619)	(20.0)%
Operating Contribution	$(267)	$(224)	(19.2)%		$(743)	$(619)	(20.0)%

Operating Income Margin	(36.5)%	(30.4)%	(610)	BP	(35.4)%	(31.1)%	(430)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					Nine-Month Period		Percent
					2018	2017	Change
Mexico Wireless Subscribers
Postpaid					5,822	5,316	9.5%
Prepaid					11,270	8,231	36.9%
Branded					17,092	13,547	26.2%
Reseller					213	232	(8.2)%
Total Mexico Wireless Subscribers					17,305	13,779	25.6%

	Third Quarter		Percent		Nine-Month Period		Percent
	2018	2017	Change		2018	2017	Change
Mexico Wireless Net Additions
Postpaid	73	129	(43.4)%		324	351	(7.7)%
Prepaid	802	585	37.1%		1,873	1,504	24.5%
Branded	875	714	22.5%		2,197	1,855	18.4%
Reseller	32	(17)	-%		9	(49)	-%
Total Mexico Wireless Net Subscriber Additions	907	697	30.1%		2,206	1,806	22.1%

XANDR SEGMENT

The Xandr segment provides advertising services. These services utilize data insights to develop higher value targeted advertising. Certain revenues in this segment are also reported by the Communications segment and are eliminated upon consolidation.

Segment Operating Results
Dollars in millions
Unaudited	Third Quarter		Percent		Nine-Month Period		Percent
	2018	2017	Change		2018	2017	Change
Segment Operating Revenues	$445	$333	33.6%		$1,174	$992	18.3%

Segment Operating Expenses
Operations and support	109	39	-%		218	118	84.7%
Depreciation and amortization	3	-	-%		4	1	-%
Total Segment Operating Expenses	112	39	-%		222	119	86.6%
Operating Income	333	294	13.3%		952	873	9.0%
Segment Operating Contribution	$333	$294	13.3%		$952	$873	9.0%

Segment Operating Income Margin	74.8%	88.3%	(1,350)	BP	81.1%	88.0%	(690)	BP

Supplemental AT&T Advertising Revenues

As a supplemental presentation to our Xandr segment operating results, we are providing a view of total advertising revenues generated by AT&T, which combines the advertising revenues recorded across all operating segments. This combined view presents the entire portfolio of revenues generated from AT&T assets and represents a significant strategic initiative and growth opportunity for AT&T.

Advertising Revenues
Dollars in millions
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2018	2017	Change	2018	2017	Change
Operating Revenues
WarnerMedia	$983	$17	-%	$1,222	$52	-%
Communications	478	368	29.9%	1,284	1,093	17.5%
Xandr	445	333	33.6%	1,174	992	18.3%
Eliminations	(401)	(329)	(21.9)%	(1,122)	(980)	(14.5)%
Total Advertising Revenues	$1,505	$389	-%	$2,558	$1,157	-%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
September 30, 2018
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$17,938	$10,255	$7,683	$2,079	$5,604	$(1)	$5,603
Entertainment Group	11,589	9,155	2,434	1,331	1,103	1	1,104
Business Wireline	6,703	4,030	2,673	1,197	1,476	(1)	1,475
Total Communications	36,230	23,440	12,790	4,607	8,183	(1)	8,182
WarnerMedia
Turner	2,988	1,487	1,501	59	1,442	7	1,449
Home Box Office	1,644	991	653	25	628	2	630
Warner Bros.	3,720	3,104	616	40	576	(23)	553
Other	(148)	(79)	(69)	10	(79)	(25)	(104)
Total WarnerMedia	8,204	5,503	2,701	134	2,567	(39)	2,528
Latin America
Vrio	1,102	877	225	168	57	9	66
Mexico	731	869	(138)	129	(267)	-	(267)
Total Latin America	1,833	1,746	87	297	(210)	9	(201)
Xandr	445	109	336	3	333	-	333
Segment Total	46,712	30,798	15,914	5,041	10,873	(31)	10,842
Corporate and Other
Corporate	308	(18)	326	797	(471)
Acquisition-related items	-	362	(362)	2,329	(2,691)
Certain significant items	-	75	(75)	-	(75)
Eliminations and consolidations	(1,281)	(913)	(368)	(1)	(367)
AT&T Inc.	$45,739	$30,304	$15,435	$8,166	$7,269

September 30, 2017
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$17,370	$10,029	$7,341	$2,008	$5,333	$-	$5,333
Entertainment Group	12,467	9,804	2,663	1,379	1,284	(1)	1,283
Business Wireline	7,278	4,635	2,643	1,189	1,454	1	1,455
Total Communications	37,115	24,468	12,647	4,576	8,071	-	8,071
WarnerMedia
Turner	107	97	10	1	9	13	22
Home Box Office	-	-	-	-	-	-	-
Warner Bros.	-	-	-	-	-	-	-
Other	-	1	(1)	-	(1)	(19)	(20)
Total WarnerMedia	107	98	9	1	8	(6)	2
Latin America
Vrio	1,363	1,075	288	206	82	17	99
Mexico	736	862	(126)	98	(224)	-	(224)
Total Latin America	2,099	1,937	162	304	(142)	17	(125)
Xandr	333	39	294	-	294	-	294
Segment Total	39,654	26,542	13,112	4,881	8,231	11	8,242
Corporate and Other
Corporate	382	801	(419)	24	(443)
Acquisition-related items	-	134	(134)	1,136	(1,270)
Certain significant items	(89)	325	(414)	1	(415)
Eliminations and consolidations	(279)	17	(296)	-	(296)
AT&T Inc.	$39,668	$27,819	$11,849	$6,042	$5,807

SUPPLEMENTAL SEGMENT RECONCILIATION

Nine Months Ended
Dollars in millions
Unaudited
September 30, 2018
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$52,575	$30,020	$22,555	$6,287	$16,268	$(1)	$16,267
Entertainment Group	34,498	26,623	7,875	3,986	3,889	(1)	3,888
Business Wireline	20,100	12,084	8,016	3,547	4,469	(1)	4,468
Total Communications	107,173	68,727	38,446	13,820	24,626	(3)	24,623
WarnerMedia
Turner	3,767	1,933	1,834	71	1,763	39	1,802
Home Box Office	1,925	1,162	763	30	733	1	734
Warner Bros.	4,227	3,507	720	54	666	(24)	642
Other	(210)	(106)	(104)	11	(115)	(71)	(186)
Total WarnerMedia	9,709	6,496	3,213	166	3,047	(55)	2,992
Latin America
Vrio	3,710	2,894	816	559	257	24	281
Mexico	2,099	2,459	(360)	383	(743)	-	(743)
Total Latin America	5,809	5,353	456	942	(486)	24	(462)
Xandr	1,174	218	956	4	952	-	952
Segment Total	123,865	80,794	43,071	14,932	28,139	(34)	28,105
Corporate and Other
Corporate	961	1,378	(417)	938	(1,355)
Acquisition-related items	-	750	(750)	4,669	(5,419)
Certain significant items	-	407	(407)	-	(407)
Eliminations and consolidations	(2,063)	(1,040)	(1,023)	(1)	(1,022)
AT&T Inc.	$122,763	$82,289	$40,474	$20,538	$19,936

September 30, 2017
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)	Equity in Net Income (Loss) of Affiliates	Segment Contribution
Communications
Mobility	$51,922	$30,005	$21,917	$5,988	$15,929	$-	$15,929
Entertainment Group	37,435	28,711	8,724	4,254	4,470	-	4,470
Business Wireline	21,911	13,906	8,005	3,583	4,422	-	4,422
Total Communications	111,268	72,622	38,646	13,825	24,821	-	24,821
WarnerMedia
Turner	323	273	50	3	47	32	79
Home Box Office	-	-	-	-	-	-	-
Warner Bros.	-	-	-	-	-	-	-
Other	-	3	(3)	-	(3)	(55)	(58)
Total WarnerMedia	323	276	47	3	44	(23)	21
Latin America
Vrio	4,065	3,123	942	642	300	62	362
Mexico	1,989	2,345	(356)	263	(619)	-	(619)
Total Latin America	6,054	5,468	586	905	(319)	62	(257)
Xandr	992	118	874	1	873	-	873
Segment Total	118,637	78,484	40,153	14,734	25,419	39	25,458
Corporate and Other
Corporate	1,182	2,440	(1,258)	73	(1,331)
Acquisition-related items	-	622	(622)	3,508	(4,130)
Certain significant items	(89)	302	(391)	1	(392)
Eliminations and consolidations	(860)	17	(877)	-	(877)
AT&T Inc.	$118,870	$81,865	$37,005	$18,316	$18,689

As a supplemental discussion of our operating results, we are providing results under the comparative historical accounting method prior to our adoption of ASC 606 and other accounting changes.

SUPPLEMENTAL INCOME STATEMENT

Supplemental Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Third Quarter
	2018	Accounting Impact	Historical 2018	2017	Percent Change
Operating Revenues
Service	$41,297	$(1,384)	$42,681	$36,378	17.3%
Equipment	4,442	516	3,926	3,290	19.3%
Total Operating Revenues	45,739	(868)	46,607	39,668	17.5%

Operating Expenses
Cost of revenues
Equipment	4,828	-	4,828	4,191	15.2%
Broadcast, programming and operations	7,227	-	7,227	5,284	36.8%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	8,651	(917)	9,568	9,694	(1.3)%
Selling, general and administrative	9,598	(547)	10,145	8,650	17.3%
Depreciation and amortization	8,166	-	8,166	6,042	35.2%
Total Operating Expenses	38,470	(1,464)	39,934	33,861	17.9%
Operating Income	7,269	596	6,673	5,807	14.9%
Interest Expense	(2,051)	-	(2,051)	(1,686)	21.6%
Equity in Net Income (Loss) of Affiliates	(64)	-	(64)	11	-%
Other Income (Expense) - Net	1,053	-	1,053	842	25.1%
Income Before Income Taxes	6,207	596	5,611	4,974	12.8%
Income Tax Expense	1,391	146	1,245	1,851	(32.7)%
Net Income	4,816	450	4,366	3,123	39.8%
Less: Net Income Attributable to Noncontrolling Interest	(98)	(5)	(93)	(94)	1.1%
Net Income Attributable to AT&T	$4,718	$445	$4,273	$3,029	41.1%

Basic Earnings Per Share Attributable to AT&T	$0.65	$0.06	$0.59	$0.49	20.4%
Weighted Average Common Shares Outstanding (000,000)	7,284	-	7,284	6,162	18.2%

Diluted Earnings Per Share Attributable to AT&T	$0.65	$0.06	$0.59	$0.49	20.4%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,320	-	7,320	6,182	18.4%

Supplemental Mobility

Supplemental Results
Dollars in millions
Unaudited	Third Quarter
	2018	Accounting Impact	Historical 2018	2017	Percent Change
Operating Revenues
Service	$13,989	$(821)	$14,810	$14,475	2.3%
Equipment	3,949	505	3,444	2,895	19.0%
Total Operating Revenues	17,938	(316)	18,254	17,370	5.1%

Operating Expenses
Operations and support	10,255	(650)	10,905	10,029	8.7%
EBITDA	7,683	334	7,349	7,341	0.1%
Depreciation and amortization	2,079	-	2,079	2,008	3.5%
Total Operating Expenses	12,334	(650)	12,984	12,037	7.9%
Operating Income	5,604	334	5,270	5,333	(1.2)%
Equity in Net Income (Loss) of Affiliates	(1)	-	(1)	-	-%
Operating Contribution	$5,603	$334	$5,269	$5,333	(1.2)%

Operating Income Margin	31.2%		28.9%	30.7%	(180)	BP
EBITDA Margin	42.8%		40.3%	42.3%	(200)	BP
EBITDA Service Margin	54.9%		49.6%	50.7%	(110)	BP

Supplemental Entertainment Group

Supplemental Entertainment Group Results
Dollars in millions
Unaudited	Third Quarter
	2018	Accounting Impact	Historical 2018	2017	Percent Change
Operating Revenues
Video entertainment	$8,283	$(113)	$8,396	$9,052	(7.2)%
High-speed internet	2,045	-	2,045	1,916	6.7%
Legacy voice and data services	740	(29)	769	913	(15.8)%
Other service and equipment	521	(64)	585	586	(0.2)%
Total Operating Revenues	11,589	(206)	11,795	12,467	(5.4)%

Operating Expenses
Operations and support	9,155	(431)	9,586	9,804	(2.2)%
EBITDA	2,434	225	2,209	2,663	(17.0)%
Depreciation and amortization	1,331	-	1,331	1,379	(3.5)%
Total Operating Expenses	10,486	(431)	10,917	11,183	(2.4)%
Operating Income	1,103	225	878	1,284	(31.6)%
Equity in Net Income (Loss) of Affiliates	1	-	1	(1)	-%
Contribution	$1,104	$225	$879	$1,283	(31.5)%

Operating Income Margin	9.5%		7.4%	10.3%	(290)	BP
EBITDA Margin	21.0%		18.7%	21.4%	(270)	BP

Supplemental Business Wireline

Supplemental Business Wireline Results
Dollars in millions
Unaudited	Third Quarter
	2018	Accounting Impact	Historical 2018	2017	Percent Change
Operating Revenues
Strategic services	$3,059	$(3)	$3,062	$3,018	1.5%
Legacy voice and data services	2,615	(242)	2,857	3,343	(14.5)%
Other service and equipment	1,029	(69)	1,098	917	19.7%
Total Operating Revenues	6,703	(314)	7,017	7,278	(3.6)%

Operating Expenses
Operations and support	4,030	(339)	4,369	4,635	(5.7)%
EBITDA	2,673	25	2,648	2,643	0.2%
Depreciation and amortization	1,197	-	1,197	1,189	0.7%
Total Operating Expenses	5,227	(339)	5,566	5,824	(4.4)%
Operating Income	1,476	25	1,451	1,454	(0.2)%
Equity in Net Income (Loss) of Affiliates	(1)	-	(1)	1	-%
Operating Contribution	$1,475	$25	$1,450	$1,455	(0.3)%

Operating Income Margin	22.0%		20.7%	20.0%	70	BP
EBITDA Margin	39.9%		37.7%	36.3%	140	BP

Supplemental Latin America

Supplemental Segment Results
Dollars in millions
Unaudited	Third Quarter
	2018	Accounting Impact	Historical 2018	2017	Percent Change
Segment Operating Revenues
Vrio	$1,102	$-	$1,102	$1,363	(19.1)%
Mexico	731	(24)	755	736	2.6%
Total Segment Operating Revenues	1,833	(24)	1,857	2,099	(11.5)%

Segment Operating Expenses
Operations and support	1,746	(38)	1,784	1,937	(7.9)%
EBITDA	87	14	73	162	(54.9)%
Depreciation and amortization	297	-	297	304	(2.3)%
Total Segment Operating Expenses	2,043	(38)	2,081	2,241	(7.1)%
Segment Operating Income (Loss)	(210)	14	(224)	(142)	(57.7)%
Equity in Net Income of Affiliates	9	-	9	17	(47.1)%
Segment Contribution	$(201)	$14	$(215)	$(125)	(72.0)%

Operating Income Margin	(11.5)%		(12.1)%	(6.8)%	(530)	BP
EBITDA Margin	4.7%		3.9%	7.7%	(380)	BP

Supplemental Business Solutions

As a supplemental presentation to our Communications segment operating results, we are providing a view of our AT&T Business Solutions results which includes both wireless and fixed operations. This combined view presents a complete profile of the entire business customer relationship, and underscores the importance of mobile solutions to serving our business customers.

Supplemental Operating Results
Dollars in millions
Unaudited	Third Quarter
	2018	Accounting Impact	Historical 2018	2017	Percent Change
Operating Revenues
Wireless service	$1,877	$(206)	$2,083	$2,023	3.0%
Strategic services	3,059	(3)	3,062	3,018	1.5%
Legacy voice and data services	2,615	(242)	2,857	3,343	(14.5)%
Other service and equipment	1,029	(69)	1,098	917	19.7%
Wireless equipment	590	167	423	340	24.4%
Total Operating Revenues	9,170	(353)	9,523	9,641	(1.2)%

Operating Expenses
Operations and support	5,598	(404)	6,002	6,096	(1.5)%
EBITDA	3,572	51	3,521	3,545	(0.7)%
Depreciation and amortization	1,499	-	1,499	1,466	2.3%
Total Operating Expenses	7,097	(404)	7,501	7,562	(0.8)%
Operating Income	2,073	51	2,022	2,079	(2.7)%
Equity in Net Income (Loss) of Affiliates	(1)	-	(1)	-	-%
Operating Contribution	$2,072	$51	$2,021	$2,079	(2.8)%

Operating Income Margin	22.6%		21.2%	21.6%	(40)	BP
EBITDA Margin	39.0%		37.0%	36.8%	20	BP